COMBINED SCHEDULE 14A AND 14C INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement
|X|      Preliminary Information Statement
|_|      Definitive Proxy Statement
|_|      Definitive Information Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
|_|      Confidential for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))
|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               GOLF VENTURES, INC.
                (Name of Registrant as Specified In Its Charter)

                                     (same)
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies: n/a

         2)       Aggregate  number of securities  to which transaction applies:
                  n/a

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 n/a

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:
                               ------------------

(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

DRAFT DATED July 30, 1998      GOLF VENTURES, INC.
                             255 South Orange Avenue
                             Orlando, Florida 32801

                         NOTICE OF SHAREHOLDERS MEETING
                  To Be Held on September 8, 1998 at 10:00 A.M.

         Pursuant to its Bylaws, Golf Ventures, Inc. ("the Company"), is pleased to invite all of its Shareholders to the Company's 1998 Shareholders Meeting, which will be held at the The Club at Pelican Strand located at 5840 Strand Blvd., Naples, Florida 34110, on September 8, 1998 at 10:00 a.m., Eastern Time for the following purposes:

         1. To elect a Board of Directors to serve until the next Shareholders Meeting

         2. To approve the Golf Ventures, Inc. Long Term Equity-Based Incentive Plan;

         3. To transact such other business as may be properly brought before the Shareholders Meeting or at any adjournment or postponement thereof.

         The close of business on July 31, 1998, was fixed by the Board of Directors as the Record Date for the determination of the Shareholders entitled to notice of, and to vote at the Shareholders Meeting. In accordance with Utah law, a list of the Company's Shareholders entitled to vote at the Shareholders Meeting will be available for examination at the offices of the Company, 255 South Orange Avenue, Orlando, Florida 32801, for at least ten business days prior to the Shareholders Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time. This list will also be available for inspection at and during the Shareholders Meeting.

         WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE IMMEDIATELY SIGN AND COMPLETE THE ENCLOSED PROXY DESIGNATION AND INSTRUCTION CARD ("PROXY") AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SHAREHOLDERS MEETING. NO POSTAGE IS REQUIRED IF A PROXY IS MAILED IN THE UNITED STATES. IF A MAJORITY OF OUTSTANDING SHARES ARE NOT PRESENT AT THE MEETING EITHER IN PERSON OR BY PROXY, THE MEETING MUST BE ADJOURNED WITHOUT CONDUCTING BUSINESS, AND ADDITIONAL EXPENSE WILL BE INCURRED TO RESOLICIT THE SHAREHOLDERS FOR A NEW MEETING DATE.

         Sent to you with this Notice and the accompanying Proxy Statement/Information Statement is the Company's Annual Report to Shareholders for the year ended December 31, 1997, which contains the audited financial statements of the Company and certain other information about the Company and its fiscal 1997 operating results. (As a result of the U.S. Golf Communities, Inc. ("US Golf") reverse acquisition transaction, which closed in November 1997, the Company has changed its fiscal year from March 31 to U.S. Golf's fiscal year end of December 31. Hence the Annual Report, as to balance sheet data, is for December 31, 1997 and 1996, and as to income statement data, is for the years ended December 31, 1997, 1996 and 1995.) The Annual Report to Shareholders also contains a letter from management, a copy of the Company's Amended Report on Form 10-KSB for the year ended December 31, 1997, and summary information reporting on the results of the Company for the first six months of 1998.

Dated:  August 17, 1998                     BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/      Mary Lynn Stanchina
                                            ---------------------------------
                                            Secretary of the Company

                               GOLF VENTURES, INC.

PROXY STATEMENT                                            INFORMATION STATEMENT

Relating to the 1998 Shareholders Meeting          Relating to Certain Completed
To Be Held on September 8, 1998           Shareholder Actions By Written Consent
                                              Effective as of September 15, 1998

                                 August 17, 1998

                                TABLE OF CONTENTS
                                                                            Page

GENERAL INFORMATION FOR SHAREHOLDERS......................................... 4

INDEPENDENT AUDITORS......................................................... 5

MANAGEMENT OF THE COMPANY.................................................... 6
         Board of Directors.................................................. 6
         Executive Officers.................................................. 6

COMPENSATION OF MANAGEMENT................................................... 7
         Director Compensation..............................................  7
         Summary of Compensation To Certain Executive Officers............... 7
         Stock Options and Similar Awards to Management.......................8

CERTAIN TRANSACTIONS BY AND WITH MANAGEMENT AND OTHERS........................9
         Directors' and Officers' Liability Insurance.........................9
         Interested Party Transactions........................................9
         Compliance with Section 16 Reporting Obligations.....................9
         Employment Agreements...............................................10

PRINCIPAL SHAREHOLDERS.......................................................12

ACTIONS TAKEN BY WRITTEN CONSENT OF CERTAIN SHAREHOLDERS.....................13
         1.   The Ratification and Approval of the Board of Directors'
               prior  designation and issuance of Series A, B, C and
               D Preferred Stock and to thereby validate the legality
               of any Common Stock previously issued through conversion
               of any such preferred shares..................................13
         2.   The Approval of an amendment to the Company's Articles
               of Incorporation increasing the number of authorized
               shares of the Company's Common Stock from 25,000,000
               shares to 100,000,000 shares..................................15
         3.   The Approval of an amendment to the Company's Articles
               of Incorporation to Change the Company's Name to "Golf
               Communities of America".......................................19

PROPOSALS FOR SHAREHOLDER ACTION AT THE 1998 SHAREHOLDERS MEETING
         1.   To elect a Board of Directors to serve until the next
               Shareholders Meeting..........................................19
         2.   To approve the Golf Ventures, Inc. Long Term Equity-Based
               Incentive Plan................................................22

OTHER BUSINESS...............................................................26

DEADLINE FOR SHAREHOLDER PROPOSALS FOR NEXT SHAREHOLDERS MEETING.............27

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............................27

APPENDIX "A"-- GOLF VENTURES LONG TERM EQUITY-BASED INCENTIVE PLAN

APPENDIX "B" - FORM OF SHAREHOLDER ACTION BY CONSENT DATED JUNE 9, 1998

                      GENERAL INFORMATION FOR SHAREHOLDERS

         This Combined Proxy Statement/Information Statement is furnished to its Shareholders by Golf Ventures, Inc., a Utah corporation (hereinafter called the "Company"), for two purposes. First is to comply with the requirements of
Section 14(c) of the Securities Exchange Act to provide an information statement to all shareholders in the event that shareholder action is taken by written consent of only certain large shareholders. Second is to solicit proxies for use at the Shareholders Meeting to be held at The Club at Pelican Strand, located at 5840 Strand Blvd., Naples, Florida 34110, on September 8, 1998 at 10:00 a.m. Eastern Time, and at any and all adjournments thereof.

         A Proxy Designation and Instruction Card ("Proxy" "or Proxy Card") for your use in connection with the proposals for Shareholder action at the Shareholders Meeting is enclosed. You are requested to date and sign the Proxy Card and return them in the envelope provided.


         THE COMPANY IS NOT SOLICITING PROXIES WITH RESPECT TO THE ACTIONS TAKEN BY WRITTEN CONSENT THAT ARE ALSO DISCUSSED IN THIS COMBINED PROXY STATEMENT / INFORMATION STATEMENT. SUCH ACTIONS HAVE ALREADY BEEN APPROVED BY THE REQUISITE SHAREHOLDER ACTION.


VOTING SECURITIES

         The Board of Directors has fixed the close of business on July 31, 1998 as the Record Date for determination of Shareholders entitled to notice of and to vote at the Shareholders Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 24,610,538 shares of Common Stock, and 6,672,578 shares of Series D Convertible Preferred Stock. Each share of Series D Preferred Stock may be voted as the equivalent of four (4) shares of Common Stock on any matter brought before the Shareholders.

PROXIES

         Shares which are represented by properly executed Proxies will be voted in accordance with the instructions indicated on such Proxies. If no instructions are indicated, such shares will be voted FOR the election of each of the Director nominees; FOR each of the other proposals for Shareholder action described in this Proxy Statement/Information Statement; and in the discretion of the designated Proxy holders, as to any other matters which may properly come before the Shareholders Meeting.

         Any Shareholder signing and delivering a Proxy has the right to revoke it at any time before the vote at the Shareholders Meeting (a) by notifying the Secretary of the Company in writing prior to 10:00 a.m. Eastern Time on September 8, 1998, (b) by signing and dating a later Proxy and submitting the new Proxy in time to be counted for the Shareholders Meeting, or (c) by attending the Shareholders Meeting and voting in person contrary to the submitted Proxy at the time votes are requested.

         A Shareholder may designate someone other than the designated persons named on the Proxy Card as his authorized proxy agent to vote at the Shareholders Meeting by crossing out the names of all of the designated persons printed on the Proxy Card and by writing in the name of another person or persons (not more than 2) to act as proxy agent for the Shareholder in voting his shares. Such a special proxy designation must be presented at the

Shareholders Meeting by the new person or persons you have designated on the Proxy Card, and such persons will be asked to present identification to establish their identity prior to being allowed to vote through the signed Proxy Card.

         The   cost  of   preparing,   assembling   and   mailing   this   Proxy
Statement/Information Statement and related materials will be borne by the Company. The solicitation of Proxies by the Directors is being made by mail, and may also be made by agents of the Company, in person, by telephone, or by mail. No additional compensation will be given to employees or Directors for such solicitation. Custodians of securities held for Shareholders of record (for example, banks, brokers, etc.) may be paid their reasonable out-of-pocket expenses incurred in forwarding Proxy Cards and this Proxy Statement/Information Statement to Shareholders.

         This Proxy Statement/Information Statement and the enclosed form of Proxy are being mailed to Shareholders beginning on August 17, 1998. Mailed together with this Proxy Statement/Information Statement is a copy of the Company's Annual Report to Shareholders for the year ended December 31, 1997. The Annual Report will consist of a letter from the President of the Company, a copy of the Company's Form 10-KSB for the fiscal year ended December 31, 1997, and a summary report on the results of the Company for the first six months of 1998. Shareholders who do not receive a copy of the Annual Report to Shareholders with this Proxy Statement/Information Statement, or who desire extra copies, should contact the Company at (407) 245-7557.

       VOTES REQUIRED FOR ACTION TO BE TAKEN AT THE SHAREHOLDERS MEETING

         A majority of the Common Stock share votes (common shares and preferred shares entitled to cast common share votes) entitled to be cast at the Shareholders Meeting (legal ownership of outstanding shares as of the Record
Date) must be present in person or by Proxy for a quorum to exist at the Shareholders Meeting. Abstentions and broker non-votes are counted "present" for determining the presence or absence of a quorum for the transaction of business. Shares of Series D Convertible Preferred Stock are not entitled to vote as a class, but each share will constitute the vote of four (4) common shares on each of the matters presented to the Shareholders Meeting.

         In the election of Directors, the three (3) nominees receiving the highest number of votes cast in their favor will be elected as the Board of Directors of the Company to serve until the next Shareholders Meeting of the Shareholders. Accordingly, once a quorum is established, abstentions and broker non-votes will not affect the outcome of the election of Directors.

         As to the motion to approve the Long Term Equity-Based Incentive Plan, more votes must be purposely cast in favor of such proposal than are purposely cast against each proposal for it to pass as the action of the Shareholders.
Thus abstentions and broker non-votes will not affect the outcome of the votes on these proposals.

                              INDEPENDENT AUDITORS

         The Board of Directors has appointed BDO Seidman LLP as the auditors who will examine the accounts of the Company and its subsidiaries for the fiscal year ended December 31, 1998. BDO Seidman LLP has audited the Company's financial statements for the year ended December 31, 1997 and 1996. Jones, Jensen & Company audited the Company's accounts for its fiscal year ended March 31, 1997 and for the prior several fiscal years. The change in outside auditors from Jones, Jensen & Company to BDO Seidman LLP was made in conjunction with the U.S. Golf transaction in late 1997, and in connection with the move of the Company's executive offices to Orlando, Florida. There has been no disagreement between Jones, Jensen & Company and the Company. A partner in BDO Seidman LLP will be in attendance at the Shareholders Meeting, will be allowed to make a statement on behalf of that firm if he so desires, and will answer appropriate questions, if any, from Shareholders.


                            MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

         The business of the Company is managed under the direction of its Board of Directors. The Board has responsibility for establishing broad corporate policies, for the overall performance of the Company and for the election and compensation of officers of the Company. The Board of Directors is not involved in managing the Company and its operating units on a day-to-day basis. The Company is managed on a day- to-day basis by its Executive Officers, although some of the Executive Officers also serve on the Board of Directors.

         The Board of Directors meets as needed during the year to review developments affecting the Company and to act on matters requiring Board approval. Officers and agents responsible for significant operations or supervisory activities of the Company are frequently invited to meet with the Board of Directors to discuss their areas of responsibility.

         As disclosed to the Company, the Board of Directors as presently constituted (including any new nominees to be voted on for the first time at the Shareholders Meeting) beneficially own as a group no shares of Common Stock and 2,573,921 shares of Series D Convertible Preferred Stock, or approximately 20% of the Company's outstanding common stock share votes as of the Record Date.

         The Board of Directors held 9 meetings during the year ended December 31, 1997, and acted on several matters by unanimous written consent. All Directors attended all of the Board meetings and participated in all actions of the Directors by unanimous written consent.

Executive Officers

         Set forth on Table 1, below, are the names, ages, primary areas of responsibility, and economic and beneficial stock ownership (as of the Record
Date) of the Company's Executive Officers. Executive Officers serve at the pleasure of the Board of Directors.

                                                            Table 1
                               EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

Name                 Age              Position                   Past Experience

Warren J. Stanchina  50    President and Chief Executive    See "PROPOSALS FOR
                           Officer, and Director            SHAREHOLDER
                                                            ACTION--Election of
                                                            Directors"

Dr. Wolfgang Duren   54    Director                         See "PROPOSALS  FOR
                                                            SHAREHOLDER
                                                            ACTION--Election of
                                                            Directors")

Mary Lynn Stanchina  42    Vice President, Secretary and    See "PROPOSALS FOR
                           Chief Administrative Officer,    SHAREHOLDER
                           and Director                     ACTION--Election of
                                                            Directors")


                                       6

Eric LaGrange        48    Executive Vice President and      Mr.   LaGrange   served  as
                           Chief Operating Officer,          Chief   Financial   Officer
                                                             for  U.S.   Golf  for  over
                                                             five  years  prior  to  the
                                                             reorganization
                                                             transaction     with    the
                                                             Company     in     November
                                                             1997.   Mr.   LaGrange   is
                                                             the    beneficial     owner
                                                             of   no    shares        of
                                                             the    Company's     Common
                                                             Stock,    including      no
                                                             shares   subject  to  stock
                                                             options      which      are
                                                             exercisable    within    60
                                                             days of the Record Date.


Kevin S. Jackson     31    Chief Financial Officer           Mr.   Jackson   joined  the
                                                             Company   in  August   1998
                                                             after 5 years  as an  audit
                                                             manager      and     senior
                                                             auditor   at  BDO   Seidman
                                                             LLP,    certified    public
                                                             accountants   in   Orlando,
                                                             Florida.   Mr.  Jackson  is
                                                             the  beneficial   owner  of
                                                             no     shares     of    the
                                                             Company's   Common   Stock,
                                                             and no  shares  subject  to
                                                             stock   options   that  are
                                                             exercisable    within    60
                                                             days of the Record Date.

                           COMPENSATION OF MANAGEMENT

DIRECTOR COMPENSATION

         Cash Compensation. The Company currently provides no cash compensation to its Directors. Out of pocket expenses incurred by Directors in their capacity as a Director may be reimbursed by the Company as approved by the Board of Directors.

         Director Equity-Based Compensation. During 1997, the Company awarded bonus payments of 150,000 shares of common stock to Duane Marchant. 35,000 shares to Steven Spencer, and 30,000 shares to Bruce Frodsham in recognition of their services to the Company as Directors and in connection with the negotiation of the US Golf reverse acquisition transaction.

         SUMMARY OF COMPENSATION TO CERTAIN EXECUTIVE OFFICERS

         Table 2, below, is a Summary Compensation Table showing the various elements of compensation earned during 1997 and during the previous two fiscal years by the Company's Chief Executive Officer and any other Executive Officer earning more than $100,000 in any of these years.




                                                      Table 2
                                                  SUMMARY COMPENSATION TABLE
                                               -------------------------- ===============================

                                                     Annual Compensation      Long-Term Compensation
                                                                                      Awards
==================================== --------- ------------ ------------- ----------------- ------------- ====================

            Name and                   Year        Salary1     Bonus2        Restricted       Options/         All Other
       Principal Position                              ($)       ($)           Stock            SARs         Compensation3
                                                                              Award(s)          (#)               ($)
                                                                                ($)
==================================== --------- ------------ ------------- ----------------- ------------- ====================

 Warren Stanchina,                     1997        226,000      -0-             -0-             -0-4
 Chief Executive Officer of            1996        317,000      -0-             -0-             -0-
 the Company (after 11/27/97)          1995         97,333      -0-             -0-             -0-

==================================== ========= ============ ============= ================= ============= ====================

 Duane H. Marchant,                    1997         72,000      -0-           150,000           -0-               -0-
 Chief Executive Officer of            1996         72,000      -0-             -0-             -0-               -0-
 the Company (until 11/27/97)          1995         72,000      -0-             -0-             -0-               -0-

==================================== ========= ============ ============= ================= ============= ====================


         1 Includes management, consulting and/or director's fees paid by the Company or its affiliates, if any.

         2 Bonuses are listed in the year earned and normally accrued. Stock bonuses are valued at the market value on the date of receipt.

         3 Includes insurance premiums, Company 401(k) plan contributions, and contributions made to any deferred compensation accounts

         4 Mr. Stanchina has entered into an employment agreement with the Company under which the Company as agreed to issue stock options covering 360,000 shares of Common Stock to Mr. Stanchina. These options have not yet been issued.


STOCK OPTIONS AND SIMILAR AWARDS TO MANAGEMENT.

           In July 1997, the Company's Board of Directors awarded 150,000 shares of restricted common stock to Duane Marchant, the former President and Director, 35,000 restricted shares to Steven Spencer, the former Chief Financial Officer and Director, and 30,000 shares of restricted common stock to Bruce Frodsham, St.George Properties Manager and former Director, as bonus compensation for service to the Company in negotiating the US Golf reverse acquisition transaction and in negotiating and implementing a healthy and separate relationship of the Company with its largest shareholders.

         In December, 1997 the Company entered into employment agreements with Warren Stanchina, President and Chief Executive Officer and with Eric LaGrange, Executive Vice President and Chief Operating Officer. These agreements provided for the issuance of stock options conveying 360,000 shares for Mr. Stanchina and 150,000 shares for Mr. LaGrange. These stock options have not yet been issued. (See "CERTAIN TRANSACTIONS BY AND WITH MANAGEMENT", below.)

             CERTAIN TRANSACTIONS BY AND WITH MANAGEMENT AND OTHERS

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

         The Company has not purchased directors' and officers' liability and corporate reimbursement insurance on behalf of the Directors and Executive Officers of the Company. However, management believes the premium expense for such a policy will be worth the protection given the Company and its officers and directors once the Company's financial performance improves. Such a policy will indemnify, and reimburse attorney fees and other legal action defense costs to, Executive Officers and Directors of the Company in connection with claims made against them by third parties, including Shareholders' claims.

INTERESTED PARTY TRANSACTIONS

         From 1992 through July 1997, the Company shared office space with American Resources and Development Company ("ARDCO"), its then majority Shareholder. Under this arrangement, the Company paid the lease payments due on the space, and ARDCO provided the services of Messrs. George Badger, Karl Badger and Steven Spencer to the Company without salary cost.

         During the Summer of 1997, the Company was engaged in negotiations with US Golf which ultimately led to the US Golf transaction later in the year. In this connection the Company obtained outside corporate and securities legal counsel separate from counsel representing ARDCO. On advice from this new legal counsel, the Company moved out of the space it shared with ARDCO in August, 1997 and relocated its executive offices in a model home owned by the Company in St. George, Utah. This relocation saved costs, brought management closer to the Company's St. George-area real estate projects, and achieved a healthy physical separation from ARDCO management.

         ARDCO made a claim on the Company for certain reimbursements and other payments aggregating over $1,000,000. The Company disputed that it owed anything to ARDCO. Negotiations since October 1997 resulted in settlement and mutual release between ARDCO and the Company in July, 1998. The Company issued 862,000 new shares of common stock to ARDCO in return for a complete release of the Company and ARDCO's help in the closing of the loan transactions with Credit Suisse First Boston then underway.

COMPLIANCE WITH SECTION 16 REPORTING OBLIGATIONS

         The Directors and Executive Officers of the Company are required under the Securities Exchange Act of 1934 to file reports with the Securities and Exchange Commission evidencing their ownership of, and their current transactions in, the Company's equity securities. This is a personal obligation of the Executive Officers and Directors. Based on information provided to the Company by its Directors and Executive Officers, it appears that all Directors and Executive Officers have timely filed these reports during fiscal 1997 except that Messrs. Marchant, Frodsham and Spencer each filed one delinquent report on Form 4 following their receipt of bonus shares on July 8, 1997. Also Messrs. Stanchina and LaGrange each filed one Form 4 report late.

EMPLOYMENT AGREEMENTS

             In connection with the US Golf transaction, the Company signed and delivered an agreement employing Duane Marchant as a Vice President with supervisory responsibilities for the Company's St. George-area projects. As a result of a civil action filed by the Securities and Exchange Commission against the Company and Mr. Marchant, Mr. Marchant resigned as an officer, director and employee of the Company in December 1997.

             In December 1997, the Company entered into an employment agreement with Mr. Warren Stanchina to employ Mr. Stanchina as president and Chief Executive officer of the Company at an annual base salary of $250,000 with bonus possibilities in the discretion of the Board of Directors for a term of 3 years. In addition, the Company agreed to issue to Mr. Stanchina 360,000 options to purchase the Company's Common Stock upon the closing date of the reverse acquisition transaction with US Golf. The exercise price of these options is $2.34 based on the average of the closing bids for the ten (10) consecutive trading days prior to the closing date of the reverse acquisition transaction plus 10%. The options will vest one-third on the date of the grant and the remaining two-thirds equally over two years, commencing one year from the date of grant. As yet, no options have been granted to Mr. Stanchina.

             In December 1997, the Company entered into an employment agreement with Mr. Eric LaGrange to employ Mr. LaGrange as Executive Vice President and Chief Operating officer of the Company at an annual base salary of $100,000 with bonus possibilities in the discretion of the Board of Directors for a term of 3 years. In addition, the Company agreed to issue to Mr. LaGrange 150,000 options to purchase the Company's Common Stock upon the closing date of the reverse acquisition transaction with US Golf. The exercise price of these options is $2.34 based on the average of the closing bids for the ten (10) consecutive trading days prior to the closing date of the reverse acquisition transaction plus 10%. The options will vest one-third on the date of the grant and the remaining two-thirds equally over two years, commencing one year from the date of grant. As yet, no options have been granted to Mr. LaGrange.

             In December 1997, the Company entered into a one-year consulting agreement with Mr. Wolfgang Duren. Mr. Duren is required to perform business, financing and shareholder advice to the Company in connection with the business activities of the Company as well as partnership issues, tax and legal, especially for the foreign investors of the Company. Mr. Duren will receive consulting fees in the amount of $15,000 per month for the first seven (7) months of the Initial Term of the agreement and $8,333 per month thereafter.


SETTLEMENTS WITH MILTEX INDUSTRIES AND BANQUE SCS

             In connection with the obtaining of the Shareholder consents just described, and in connection with the Credit Suisse First Boston credit facility described in the Annual Report to Shareholders, the Company entered into release and settlement agreements with Miltex Industries and Banque SCS Alliance S.A.under which the Company agreed to issue and deliver 100,000 restricted shares of Common Stock to Banque SCS, and 325,000 restricted shares to Miltex Industries. These shares and other cash consideration was given to settle claims by these entities against the Company and to obtain rights and concessions on the Company's real property in order to facilitate the delivery of adequate collateral security to Credit Suisse First Boston.

                             PRINCIPAL SHAREHOLDERS

             The following Table 3 provides information with respect to any person known to the Company to be the beneficial owner (within the meaning of applicable governmental regulations) of five percent (5%) or more of any class of the Company's voting securities as of the Record Date. (Unless otherwise indicated, the individuals or entities identified each own their respective shares and have sole voting and sole investment powers regarding their disposition. The percentages are based upon the total numbers of shares of the Company's outstanding securities at the Record Date. Such percentages are computed in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended). The Total Common Stock Votes refers to the total common share votes able to be cast at a meeting of Shareholders as of Record Date by the holders of the securities shown.

                                                            Table 3

                                             PRINCIPAL SHAREHOLDERS OF THE COMPANY

============================================== ----------------------- ---------------------- ----------- ====================
              Name and Address                     Title of Class      Amount and Nature of    Percent     Percent of Total
                                                                       Beneficial Ownership    of Class     Possible Common
                                                                                                              Share Votes
---------------------------------------------- ----------------------- ---------------------- ----------- ====================
Credit Suisse First Boston Mortgage Capital LLC      Common Stock         13,648,182 shares       55.5            26.6
11 Madison Avenue                                                          held directly
5th Floor
New York, New York  10010
---------------------------------------------- ----------------------- ---------------------- ----------- ====================
---------------------------------------------- ----------------------- ---------------------- ----------- ====================
 American Resources and                              Common Stock             shares
 Development Company ("ARDCO")                                             held directly
 102 West 500 South
 Suite 400
 Salt Lake City, Utah 84101
---------------------------------------------- ----------------------- ---------------------- ----------- ====================
============================================== ----------------------- ---------------------- ----------- ====================
 Banque SCS Alliance SA1, 2, 3                      Common Stock              shares
 P.O. Box 880                                                              held directly
 1211 Geneva 3,                                                         and indirectly1, 3
 Switzerland
============================================== ----------------------- ---------------------- ----------- ====================
Maricopa Hardy Development Group, Inc.              Common Stock         3,432,713 shares        13.9             6.7
10621 Airport Pulling Road North                                           held directly
Suite 1
Naples, Florida   34109
============================================== ----------------------- ---------------------- ----------- ====================
 Warren and Mary Lynn Stanchina                  Series D Preferred      1,306,614 shares        19.6            10.2
 255 S. Orange Avenue                                  Stock              held indirectly
 Orlando, Florida  32801
============================================== ----------------------- ---------------------- ----------- ====================
 Dr. Wolfgang Duren                              Series D Preferred          1,267,307           19.0             9.9
 255 South Orange Avenue                               Stock
 Orlando, Florida  32801
============================================== ----------------------- ---------------------- ----------- ====================
Dr. Michael Wiedemann                            Series D Preferred            614,470            9.2             4.7
Eberlestr. 3                                           Stock
81477 Munich
Germany
============================================== ----------------------- ---------------------- ----------- ====================
Hermann Flachsman                                Series D Preferred            659,195            9.8             5.1
Kaiserstr. 16                                          Stock
74072 Heilbronn
Germany
============================================== ----------------------- ---------------------- ----------- ====================
Thomas Rimbach                                   Series D Preferred            512,433            7.6             3.9
Hermann Gmeinerstr. 16                                 Stock
81929 Munich
Germany
---------------------------------------------- ----------------------- ---------------------- ----------- ====================
Nicolaus Kummer                                  Series D Preferred            336,609            5.0             2.6
Autohaus Augsburg (BMW)                                Stock
86199 Augsburg
Germany
---------------------------------------------- ----------------------- ---------------------- ----------- ====================

             1 Banque SCS Alliance SA owns 51.5% of the outstanding common stock of ARDCO. ARDCO's __ shares in the Company are attributed to Banque SCS as a beneficial owner and "affiliate" of ARDCO.

             2 The Company has requested information about the beneficial owners of the Company securities held by Banque SCS. Banque SCS has declined to provide this information to the Company, citing Swiss secrecy laws.

             3 Banque SCS Alliance SA appears to act as agent for Miltex Industries, and the shares shown for Banque SCS include _______ shares of common stock beneficially owned by Miltex Industries.

                   ACTIONS PREVIOUSLY TAKEN BY WRITTEN CONSENT

             Under Utah law, shareholders who, in the aggregate, are able to cast the total required number of common share votes needed to constitute Shareholder action on a matter may take such action by written consent without the need for a meeting of the Shareholders. Under the requirements of the Securities Exchange Act and rules promulgated thereunder by the Commission, any such action by written consent without a shareholders meeting must be the subject of an information statement to all of the shareholders prior to the effective date of the action(s) taken by written consent.

             This Proxy Statement/Information Statement is provided, in part, to meet the Commission's information statement requirements with respect to the following items of Shareholder action that were adopted as of June 9, 1998 by written consent, to become effective on September 15, 1998. The form and text of the Action by Shareholder Written Consent dated June 9, 1998 is attached to this Proxy Statement / Information Statement at Appendix "B". The Shareholders executing and delivering the Action by Shareholder Written Consent, as a group, beneficially owned issued and outstanding securities in of the Company capable of casting in excess of 71% of all possible common share votes at June 9, 1998. None of the consent items called for class or series voting of the preferred stock.

             The Company undertook to obtain written consents from the holders of more than a majority of the Company's voting securities on the following matters in order to close on its loan facility with Credit Suisse First Boston on July 2, 1998. These actions were conditions to the closing and were actions needed faster than could be obtained through the proxy solicitation and shareholders meeting process.

         THE COMPANY IS NOT SOLICITING PROXIES WITH RESPECT TO THE ACTIONS TAKEN BY WRITTEN CONSENT THAT ARE DISCUSSED IN THIS COMBINED PROXY STATEMENT / INFORMATION STATEMENT. SUCH ACTIONS HAVE ALREADY BEEN APPROVED BY THE REQUISITE SHAREHOLDER ACTION. PROXIES ARE NOT SOLICITED WITH RESPECT TO THE CONSENT ITEMS, BUT ONLY AS TO THOSE MATTERS FOR SHAREHOLDER ACTION AT THE SHAREHOLDER MEETING.


             The following information is provided to explain the background behind each action taken by written consent and the effects of each such action:

COMPLETED CONSENT ACTION ITEM NO. 1:   APPROVAL AND RATIFICATION OF THE BOARD OF
                                       DIRECTORS' PRIOR DESIGNATION AND ISSUANCE
                                       OF  SERIES A,  B,  C, AND  D  CONVERTIBLE
                                       PREFERRED STOCK

Background

             The Company's articles of incorporation create a class of capital securities called "preferred stock" but do not explicitly authorize the Board of Directors to issue such preferred stock in different series or classes. Other sections of the articles of incorporation provide broad latitude to the Board of Directors in connection with the issuance of shares of capital stock for consideration deemed by the Board to be fair. On four occasions in the past, the Board of Directors designated a series of preferred stock with special voting, common stock conversion and dividend features. These were the Company's Series A, B, C, and D Preferred Stocks.

             The Board of Directors has been advised by legal counsel that the absence of authority in the Company's articles of incorporation to create different series of preferred stock means that all of the previously issued series of preferred stocks may have been ultra vires and void. Under such analysis, the common stock issued upon the conversion of any such preferred stock is also void and invalidly issued. The Board of Directors has also been advised that a majority of the outstanding Common Stock, including a majority of the Common Stock issued and outstanding at the time of the creation of the Preferred Stock (excluding common shares obtained through the exercise of preferred stock) needed to approve and ratify a series of preferred stock to render the rights of those shareholders valid and legal.

The Series A Preferred Stock

             In March 1993, the Company issued a total of 29,084 shares of Series A Preferred Stock to investors for cash consideration. At the Record Date, no shares of Series A Preferred Stock were outstanding. On July 31, 1998, the Company called all outstanding Series A Preferred Stock for redemption, and as of that date all Series A Preferred Stock ceased to represent outstanding securities of the Company.

The Series B Preferred Stock

             Since 1993, the Company has issued a total of 287,767 shares of Series B Preferred Stock to investors for cash consideration and as fees for loans to the company. As of the Record Date, there were no shares of Seriers B Preferred Stock outstanding. All such shares have been previously converted into common stock.

The Series C Preferred Stock

             The Company issued its Series C Preferred Stock to raise needed development funds for the Company. The Company has redeemed all of the Series C Preferred Stock, and there were no shares of Series C Preferred Stock outstanding at the Record Date.

The Series D Preferred Stock

             On November 26, 1997, the Company issued and delivered 6,672,576 shares of a new Series D Preferred Stock to the shareholders of U.S. Golf Communities, Inc. ("US Golf") in return for all of the outstanding equity of US Golf, thus acquiring US Golf and its golf course properties as wholly owned property of the Company. (The Company has filed reports concerning its acquisition of US Golf, including audited financial statements for US Golf at December 31, 1996, and pro forma financial statements for the Company and US Golf as of September 30, 1997 by means of Form 8-K filings on with the Commission. The Company has also filed combined financial statements showing the effects of the US Golf transaction for the year ended December 31, 1997 in the Company's Annual Report on Form 10-KSB. Combined operations for US Golf and the Company have also been reported on for the six months ended June 30, 1998 in the Company's Quarterly Report on Form 10-QSB. Copies of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997 as well as a summary report of operating results for the first six months of 1998 have been included in the Annual Report to Shareholders sent together with this Information Statement/Proxy Statement/Information Statement.)

             The shareholders of US Golf agreed to sell their company to the Company in return for equity shares in the Company in the belief that they would have common stock that could be pledged or sold under Rule 144. Instead they have been forced to hold their illiquid Series D Preferred Stock (a) because of the possible invalidity of the Series D shares, as discussed above, (b) because the Company's articles of incorporation do not provide enough authorized common stock to allow for the conversion of the Series D Preferred Stock, and (c) because the Company has been late in making its filings with Commission in 1998 because of a misunderstanding of the accounting rules surrounding the US Golf acquisition and the pendency of a lawsuit by the Commission against the Company and others (see "Legal Matters" in the Annual Report to Shareholders). All of these factors caused the attention and resources of the Company to be diverted away from preparing a Proxy Statement/Information Statement and planning for a shareholders meeting to (x) approve and ratify the Series D Preferred Stock and
(y) authorize sufficient new common shares to allow for the conversion of the Series D Preferred Stock into common stock.

         The Action by Written Consent on Item No. 1

             As of June 9, 1998, Shareholders beneficially owning securities able to cast in excess of 71% of the total common share votes of the Company voted to ratify and approve the creation and issuance of the Series A, Series B Series C and Series D Preferred Stock, as well as to ratify and approve the issuance of those shares of common stock issued prior to June 9, 1998 in conversion of preferred stock into common stock,.

 ................................................................................

COMPLETED CONSENT ACTION ITEM NO. 2:   APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                                       ARTICLES   OF  INCORPORATION   INCREASING
                                       THE  NUMBER  OF AUTHORIZED  SHARES OF THE
                                       COMPANY'S COMMON  STOCK  FROM  25,000,000
                                       SHARES TO 100,000,000 SHARES.


The Need for More Shares

             The US Golf Agreement. In its agreement with the shareholders of US Golf, the Company agreed to issue and deliver a total of 26,690,319 shares of restricted Common Stock in exchange for all of the issued and outstanding stock of US Golf. The Company had only 25,000,000 authorized shares, and only 19,309,976 authorized but unissued shares at the time of closing of the US Golf transaction, and anticipated calling a shareholders meeting for the purpose of increasing the available common stock prior to closing with US Golf. Regulatory delays caused the Company to postpone its shareholders meeting, and US Golf and the Company renegotiated the merger agreement to provide for 6,672,576 shares of Series D Convertible Preferred Stock to be issued and delivered to the US Golf shareholders in return for all of the outstanding stock of US Golf. Each Series D Preferred share is convertible into 4 shares of the Company's Common Stock at the time the Company obtains an increase in its authorized Common Stock sufficient to accommodate such conversion, equaling the agreed total of 26,690,319 shares of Common Stock. The Company agreed with US Golf that it would use its best efforts to call and hold a shareholders meeting at the earliest possible time to seek approval of an increase in the authorized Common Stock to 100,000,000 shares.

             The Pelican Strand Acquisition. Since the closing with US Golf, the Company has issued an additional 3,432,713 shares of Common Stock to Maricopa Hardy Development Company to acquire the Company's interest in Pelican Strand. (See Annual Report to Shareholders.)

             The Credit Suisse First Boston Loan Transaction. In July, 1998, the Company entered into a loan agreement and a stock agreement with Credit Suisse First Boston Mortgage Capital LLC under the terms of which the Company obtained property development loans of $86,550,000 secured by its golf course properties, and in consideration therefor issued 13,648,182 restricted shares of Common Stock and agreed to issue additional restricted shares of Common Stock to Credit Suisse First Boston upon the happening of certain events.

             Other Issuances. The Company has also issued or agreed to issue 3,054,762 additional shares of Common Stock to several third parties, not including Miltex Industries, Banque SCS, Credit Suisse First Boston or Maricopa Hardy Development Company since November 25, 1997, most of which issuances or commitments to issue were undertaken in connection with the closing of the Credit Suisse First Boston loan transactions..

             Stock Option Agreements. The Company has entered into employment agreements with Messrs. Stanchina and LaGrange providing for the future grant to these key officers of stock options covering an additional 520,000 shares of Common Stock. These are non-qualified options exercisable at $ 2.34 per share . In addtion, the Company's Board of Directors has approved the Long-Term Equity-Based Incentive Plan which reserves 3,000,000 shares of Common Stock for use in stock-based incentive awards to key employees and management. (See Item 2 for Shareholder Approval, below)

             Because the Articles of Incorporation of the Company currently provide for a only 25,000,000 shares of Common Stock to be issued, compared to total issuances and commitments of over 54,000,000 as of the date hereof, there was a need to amend the articles of incorporation of the Company to increase the number of authorized shares of Common Stock. The 100,000,000 share level was sought to cover all of the current commitments as well as to give management flexibility to use the Company's Common Stock in future acquisitions and financing transactions if that was deemed in the best interests of the shareholders by the Board of Directors.

             The Board of Directors considers the increase in the number of authorized shares desirable because these amendments give the Board the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, financings and employee benefits and for other general corporate purposes without the expense and delay incidental to obtaining shareholder approval of an amendment to the Certificate increasing the number of authorized shares at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed.

             The Board of Directors desired the flexibility to create separate series of preferred stock as a financing tool for the Company. In the past, the Company has found it to be needful to create and issue four series of preferred stock. The new authority will clarify that the Board of Directors has the legal power to do so, and will clarify the legal validity of securities issued as part of a series of preferred stock.


No Pre-Emptive Rights and No Unannounced Current Plans to Issue Shares.

             The shareholders of the Company do not have any preemptive rights with respect to the issuance of any additional shares of Common Stock, and the shares of Common Stock authorized pursuant to this action by written consent likewise contains no preemptive rights. Other than as disclosed elsewhere in this Proxy Statement, the Company has no current plans, understandings or agreements regarding stock dividends and splits, acquisitions, financings and employee benefits that would cause the Company to issue any of the additional shares of Common Stock authorized by this action by written consent, nor to issue or create any new series of Preferred Stock.


Dilutive Effect of Issuance of Additional Shares

             The authorization of the additional shares of Common Stock will have a dilutive effect upon the proportionate voting power of the present shareholders of the Company. Credit Suisse/First Boston, for example, now owns 55% of the outstanding Common Stock, but will own only approximately half of that percentage after all of the the issuances awaiting the authorization of these new shares. To the extent that shares are subsequently issued to persons other than the present shareholders and/or in proportions other than the proportion that presently exists, such issuance would have a substantial dilutive effect on present shareholders.

             The Board of Directors of the Company believes, however, that the increased authorized shares will provide several long-term benefits to the Company and its shareholders in addition to allowing the Company to meet its contractual obligations to the US Golf shareholders and to Credit Suisse/First Boston, including the flexibility to pursue acquisitions in exchange for Common Stock of the Company. While the Company has no specific plans, proposals, understandings or agreements for any such acquisition, other than as previously announced and/or discussed herein, the issuance of additional shares of Common

Stock for an acquisition may have a dilutive effect on earnings per share and book value per share, as well as a dilutive effect on the voting power of existing shareholders. The Company would expect that any such dilutive effect on earnings per share and/or book value per share would be relatively short-term in duration.


Anti-Takeover Effect

             The issuance of additional shares of Common Stock or the creation and issuance of special series of Preferred Stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger. The increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult an attempt by another person or entity to obtain control of the Company, though the Board of Directors has no present intention of issuing additional shares for such purposes and has no present knowledge of any such takeover efforts. Special series of Preferred Stock are components of what are popularly known as "poison pill" anti-take over measures. There is no current plan by the Board of Directors to implement a "poison pill" anti-take over program or anything similar using a new series of Preferred Stock.


The Action Taken by Written Consent on Item No. 2

             As of June 9, 1998, Shareholders beneficially owning securities able to cast in excess of 71% of the total common share votes of the Company signed and delivered written consents to approve an amendment to the Company's articles of incorporation to increase the authorized Common Stock from 25,000,000 shares to 100,000,000 shares, and also to provide the Board of Directors explicit flexibility to create one or more series of preferred stock with differing conversion, dividend and preference rights. The actual wording of the action by shareholder consent is as follows:

                                   "ARTICLE IV
                                 CAPITALIZATION

         (a) The aggregate number of shares which this corporation shall have authority to issue is ONE HUNDRED MILLION (100,000,000) shares of $0.001 par value Common Stock and TEN MILLION (10,000,000) shares of $0.001 par value Preferred Stock.

         (b) The Board of Directors by resolution duly adopted may designate and provide for one or more series of Preferred Stock, each series having such conversion rights, dividends and preferences as may be provided by designation of the Board of Directors. Any such action by the Board of Directors designating a series of Preferred Stock shall be filed with the Division of Corporations and shall not be effective prior to such filing."

********************************************************************************
COMPLETED CONSENT ACTION ITEM NO. 3:   APPROVAL OF  AN   MENDMENT TO THE COMPANY
                                       ARTICLES OF  INCORPORATION  TO CHANGE THE
                                       NAME OF THE COMPANY TO "GOLF  COMMUNITIES
                                       OF AMERICA, INC."

General

             The US Golf reorganization agreement calls for the Company's name to be changed to "Golf Communities of America, Inc.", which is a name which better reflects the business of the Company. The Board of Directors approved and recommended to the Shareholders the following amendment to the Company's Articles of Incorporation to implement the name change:


                                   "ARTICLE I
                                 CORPORATE NAME"

       "The name of this Corporation is Golf Communities of America, Inc."


The Action by Written Consent on Item No. 3

             As of June 9, 1998, Shareholders beneficially owning securities able to cast in excess of 71% of the total common share votes of the Company executed and delivered written consents to approve an amendment to the Company's articles of incorporation to change the Company's name to "Golf Communities of America, Inc."
             There will be no effect on the outstanding securities of the Company, and share certificates denominated "Golf Ventures, Inc." will continue to be recognized as securities of the Company even after the change in the Company's name. The Company has not decided whether to seek a new trading symbol for its common stock as traded now on the Non-NASDAQ Over-the-Counter Bulletin Board. Moreover, although the Company intends to seek listing on the NASDAQ, there is no current plan to change the trading symbol even if NASDAQ listing takes place.

********************************************************************************
 ................................................................................


          PROPOSALS FOR SHAREHOLDER ACTION AT THE SHAREHOLDERS MEETING


ITEM NO. 1:  ELECTION OF DIRECTORS

             The Board of Directors has nominated the following candidates for election to the Company's Board of Directors for the coming year. Nominations for election as a Director also will be accepted from the floor by any

Shareholder at the 1998 Shareholders Meeting. While no formal procedure exists with respect to nominations for Director outside of the Shareholders Meeting, Shareholders are free to write to the Board of Directors, c/o Mary Lynn Stanchina, Corporate Secretary, at the Company's Orlando, Florida address.

             The three (3) persons named in Table 4, below, have been nominated as Directors by the current Board for election at the Shareholders Meeting, to serve until the next Shareholders Meeting or until their successors are elected and qualified. The Bylaws of the Company provide that the size of the Board of Directors may be increased through action of the Board, and that vacancies on the Board may be filled by the remaining Directors even if less than a quorum.

             All duly signed and delivered proxies will be voted FOR the election of ALL of the nominees listed below in the absence of contrary direction. The Directors know of no reason why any nominee listed below may be unable to serve as a Director. If any nominee is unable to serve, the shares present at the Shareholders Meeting through proxies will be voted FOR the election of such other person(s) as the Board of Directors may nominate at the Shareholders Meeting, or the current Directors may conclude to reduce the number of Directors to be elected.

             Mssrs. Stanchina and Duren were elected to their present term of office by the previous Board of Directors on November 25, 1997. Ms. Stanchina was elected by the Board of Directors in December, 1997 to respond to the resignation of Duane Marchant as a director.

             There is set forth below in Table 4 as to each of the three (3) nominees for election as a Director of the Company, his/her age, the year he/she first became a Director of the Company, his/her principal occupation, his/her business experience during the past five years, other material officerships or directorships in other companies held at this time, and beneficial stock ownership in the Company as of the Record Date.

                                     Table 4
                              NOMINEES FOR DIRECTOR

WARREN STANCHINA, 50, is President and Chief Executive Officer of the Company, and serves as Chairman of the Board of Directors. Mr. Stanchina joined the Company in November 1997 as a result of the US Golf acquisition transaction. He was a founder of US Golf and its various subsidiary entities which operate properties under the US Golf corporate umbrella, and continues as Chief Executive Officer and Chairman of the Board of Directors of US Golf, now a wholly-owned operating subsidiary of the Company. Mr. Stanchina is the beneficial owner of no shares of the Company's Common Stock, and 1,306,614 shares of Series D Preferred Stock, including in these totals no shares subject to stock options which are exercisable within 60 days of the Record Date.

WOLFGANG DUREN, 54, is a paid consultant and a Director of the Company. Dr. Duren is a citizen of Germany where he has an active law and investment advisory practice. He has worked with Mr. Stanchina for the past seven years in building the US Golf group of operating entities, and holds the same positions with US Golf that he now holds in the Company. Dr. Duren is the beneficial owner of no shares of the Company's Common Stock, and 1,267,307 shares of Series D Preferred Stock, including in these totals no shares subject to stock options which are exercisable within 60 days of the Record Date.

MARY LYNN STANCHINA, 42, is Vice President, Secretary and Chief Administrative Officer of the Company. She also sits on the Board of Directors, having been elected in December 1998 upon the resignation of Duane Marchant. Mrs. Stanchina is the spouse of Warren Stanchina, and has been active in the development and management of US Golf in the same positions that she now holds with the Company for the last several years. Ms. Stanchina is the beneficial owner of no shares of the Company's Common Stock, and 1,306,614 shares of Series D Preferred Stock, including in these totals no shares subject to stock options which are exercisable within 60 days of the Record Date. Ms. Stanchina's shares of Series D Preferred Stock include the shares beneficially owned by her husband, Warren Stanchina.


Shareholder Approval

             Once a quorum is declared present at the Shareholders Meeting, the three nominees for Director who receive the largest numbers of affirmative votes cast will be elected as the Company's Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE ABOVE NOMINEES. SHAREHOLDERS HAVING VOTING AUTHORITY OVER IN EXCESS OF 27,000,000 COMMON SHARE VOTES, CONSTITUTING OVER 51% OF THE TOTAL POSSIBLE COMMON SHARE VOTES TO BE CAST AT THE SHAREHOLDERS MEETING HAVE INDICATED TO THE COMPANY THEIR INTENTION TO VOTE IN FAVOR OF ALL OF THE ABOVE NOMINEES.

Item No. 2: Proposed Approval of the Golf Ventures Long Term Equity-Based Incentive Plan.

General

             This Plan was approved by the Board of Directors of the Company prior to the US Golf transaction, on October 17, 1997, as a needed program to provide incentives to management that are aligned with the interests of the Shareholders. This Plan is required to be put in place by the US Golf Reorganization Agreement. No stock options or other awards have been issued under this Plan to date.

Summary of the Plan

             The following description of the Golf Ventures Long Term Equity-Based Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan. A copy of the full text of the Plan is attached as Appendix "A" to this Proxy Statement/Information Statement.

             Purpose. The purpose of the Plan is to promote the long-term success of the Company and the creation of incremental shareholder value by (a) encouraging key employees of the Company and its subsidiaries to focus on critical long-range objectives, (b) encouraging the attraction and retention of key employees with exceptional qualifications, and (c) linking the interests of key employees of the Company directly to shareholder interests through increased stock ownership.

             Administration. The Plan is administered by the Board of Directors, although this duty may be delegated in the future to a Compensation Committee (the "Committee") of the Board of Directors consisting solely of a non-employee directors, as defined in the IRS regulations under Section 162(m). The Committee selects the key employees who are to receive awards under the Plan, determines the amount, vesting requirements and other conditions of such awards, interprets the Plan, executes agreements setting forth the terms of such awards (each, an "Award") and makes all other decisions relating to the operation of the Plan.

             Duration of the Plan. The Plan became effective in 1997 and will remain in effect until September 8, 2008, unless earlier terminated by the Company's Board of Directors. Notwithstanding the termination of the Plan, the Plan will continue in effect after such termination for purposes of the administration of any award granted prior to the termination of the Plan.

             Shares Subject to the Plan. The Plan provides for the issuance of Incentive Stock Options (the "Incentive Options"), as that term is defined in
Section 422 of the Code (Section 422A before redesignation by the Revenue Reconciliation Act of 1990), nonqualified stock options which are not governed by the provisions of Section 422 of the code ("Nonqualified Options") for shares of Common Stock (the Incentive Options and the Nonqualified Options may be referred to collectively as the "Options"), certain corresponding stock appreciation rights ("SARs"), restricted shares of Common Stock ("Restricted Shares") and other stock based units, described below, or any combination thereof (the various awards are referred to collectively as the "Awards"). The maximum number of Options, Restricted Shares and other stock based awards that may be awarded under the Plan is currently equal to 3,000,000 shares. If any Options, Restricted Shares or stock units are forfeited or if any Option terminates for any reason before being exercised, then such Options, Restricted

Shares or stock units again become available for Awards under the Plan. Notwithstanding the above, if any Options are surrendered because corresponding SARs are exercised, such Options will not become available again for Awards under the Plan. Any Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares. Shares of Common Stock to be issued upon the exercise of Awards granted pursuant to the Plan have not been registered with the Securities and Exchange Commission, but such registration may be authorized and directed in the future using Form S-8 when and if such registration statement becomes available to the Company.

             In the event of a subdivision of the outstanding shares of the Company's Common Stock, a declaration of a dividend payable in Common Stock, a declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock, a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common stock, a recapitalization or similar occurrence (the occurrence of each of which may be referred to as a "Capital Change"), the Committee will make appropriate adjustments to the shares subject to the Plan and to then-outstanding Options, Restricted Shares and stock units.

             Eligibility. Awards may be granted only to employees of the Company and its subsidiaries that the Committee, in its sole discretion, determines to be key employees (the "Key Employees"), including, without limitation, executive officers of the Company who are determined by the Committee to be Key Employees; and may also be granted in the Committee's discretion to outside consultants and advisors to the Company. If the Board of Directors administers the plan, then Directors may participate and receive awards. If a disinterested Committee administers the Plan, its members will not be eligible to participate in the Plan.

             Stock Options. The Committee, in its sole discretion, may grant both Incentive Options and Nonqualified Options from time to time. The Committee has complete authority, subject to the terms of the Plan, to determine the persons to whom and the time or times at which grants of Options will be made. The Plan provides that the exercise price of Options, restrictions upon the exercise of Options and restrictions on the transferability of shares issued upon the exercise of Options, will be determined by the Committee in its sole discretion, except that (i) the exercise price of any Incentive Option may not be less than the fair market value of a share of Common Stock as of the date of the grant, (ii) in the case of an Incentive Option granted to any individual who, at the time that the Incentive Option is granted, owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a "Restricted Shareholder"), the exercise price of such Incentive Option may not be less than 110% of the fair market value, determined pursuant to the Plan, of a share of Common Stock as of the date on which the Option is granted, and (iii) the exercise price of any Nonqualified Option may be not less than the par value of the Common Stock. The Committee, in its sole discretion, may determine the time or times when each Option vests and becomes exercisable. The term of an Incentive Option, however, may not be more than ten years from the date of grant and the term of any Incentive Option granted to a Restricted Shareholder may not be more than five years from the date of grant. During the lifetime of the employee receiving the Option (the "Optionee"), the Option may be exercisable only by the Optionee and shall not be assignable or transferrable. Each Option will become exercisable in such installments, at such time or times, and is subject to such conditions, as the Committee, in its discretion, may determine at or before the time the Option is granted. The Committee may provide for the accelerated exercisability of an Option in the event of the death, disability or retirement of the Optionee and may provide for expiration of the Option prior to the end of its term in the event of the termination of the Optionee's employment.

             Payment. The exercise price of Options granted under the Plan is payable at the time of exercise in cash or, in the discretion of the Committee, in shares of Common Stock or other forms of payment approved by the Committee. In the case of an Incentive Option, payment must be made only pursuant to the express provisions with regard to exercise that the Committee determines to include in the applicable Award Agreement. Any payment method approved by the Committee must be consistent with applicable law, regulations and rules as well as the terms and conditions of the Plan.

             Stock Appreciation Rights. In connection with the grant of any Option, the Committee, in its sole discretion, may also grant an SAR, which shall relate to a specific Option granted to the Optionee. Such SAR shall entitle the Optionee to surrender to the Company, unexercised, all or any part of that portion of the Option which then is exercisable and to receive from the Company an amount equal to the difference between the aggregate exercise price of the shares of Common Stock subject to the Option and the fair market value, as determined under the Plan, of such shares on the date of such exercise. Payment by the Company of any amount owing pursuant to the exercise of an SAR may be made in shares of Common Stock, cash, or any combination of cash and shares, as determined in the sole discretion of the Committee. The determination of the Committee to include an SAR in an Incentive Option may be made only at the time of the grant of the Incentive Option. The Committee may include an SAR in a Nonqualified Option at the time of the grant, and any time thereafter until six months before the expiration of the Nonqualified Option.

             An SAR may be exercised only to the extent the Option to which it is applicable is exercisable and may not be exercised unless both the SAR and the related Option have been outstanding for more than six months. If, on the date an Option expires, the exercise price of the Option is less than the fair market value of the shares of Common Stock on such date, then any SARs included in such Option shall automatically be deemed to be exercised as of such date with respect to any portion of such Option that has not been exercised or surrendered.

             Restricted  Stock Awards.  The Committee may grant shares of Common
Stock which are subject to vesting conditions as an Award under the Plan (the "Restricted Shares"). The award of Restricted Shares may be made at any time and for any year of the Plan. The Restricted Shares shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. The Committee shall select the vesting conditions, which may be based upon the recipient's service and/or performance, the Company's performance, or such other criteria as the Committee may adopt. The Award Agreement may also provide for accelerated vesting in the event of the recipient's death, disability or retirement. A recipient of Restricted Shares, as a condition to the grant of such Restricted Shares, shall be required to pay the Company, in cash, an amount equal to the par value of the Restricted Shares. The holders of Restricted Shares shall have the same voting, dividend and other rights as the Company's other shareholders.

             Other Stock Unit Awards. A stock unit or other similar equity-based award is an unfunded and unsecured bookkeeping entry representing the equivalent of one share of Common Stock which is subject to certain vesting conditions (a "Stock Unit"). Holders of Stock Units have no voting rights or other rights of a shareholder, but are entitled to receive "Dividend Equivalents" in an amount equal to the amount of cash dividends paid on the number of shares of Common

Stock represented by the Stock Units while the Stock Units are outstanding. Stock Units and corresponding Dividend Equivalents will be settled at a time determined by the Committee and may be paid, in the discretion of the Committee, in the form of cash, shares of Common Stock or a combination thereof.

             Stock Units may be awarded in combination with Restricted Shares or Nonqualified Options, and the Committee may provide that the Stock Units will be forfeited in the event that the related Nonqualified Options are exercised. No cash consideration shall be required for an award of a Stock Unit. The Committee may grant Stock Units at anytime during the term of the Plan. The Committee may, in its sole discretion, select the vesting conditions for each award of a Stock Unit. The vesting conditions may be based upon the recipient's service or performance, the Company's performance, or such other criteria that the Committee may adopt.

             Amendments to Plan. The Board of Directors may, at any time and for any reason amend or terminate the Plan. Any amendment to the Plan, however, is subject to the approval of the Company's Shareholders to the extent required by applicable laws, regulations or rules, and the Plan itself. For example, no increase in the number of shares available under the Plan and no change in the exercise price of outstanding options under the Plan may be made without Shareholder approval. No amendment, suspension or termination of the Plan shall affect an Award granted on or prior to the effective date of such amendment.

             General Provisions. Neither the Plan nor the grant of any Award thereunder will be deemed to give any individual the right to remain employed by the Company or any of its subsidiaries. The Plan shall not inhibit the Company's ability to terminate or modify the terms of the employment of any employee at anytime, with or without cause. Participants in the Plan will have no rights with respect to dividends, voting or any other privileges accorded to the Company's shareholders prior to the issuance of stock certificates for shares of Common Stock. Recipients of Options under the Plan will have no obligation to exercise such Options. Participants in the Plan will not have any rights or interest under the Plan in any Option or shares of the Company's Common Stock prior to the grant of an Option, Restricted Share or Stock Unit to such participant.

             Limit on the Number of Shares That Can be Awarded to Any Single Person Under the Plan. To ensure that the Plan is in full compliance with the provisions regarding performance-based compensation, the Plan establishes a specific limit on the number of stock options which may be granted to an individual under the Plan. The individual limit is 20% of the shares authorized and approved for grants under the Plan. This 20% figure would equal 600,000 shares, based on the Plan's current 3,000,000 Share authorization.

Shareholder Approval; Effect of Non-Approval.

             Under Utah law, which governs the Company, the Plan can be implemented without approval by the Shareholders based on the approval of the Plan by the Board of Directors.

             Shareholder approval is no longer required for plans like the Plan in order for the Company to obtain certain benefits under Rule 16b-3 of the Securities and Exchange Commission, and if the Shareholders decline to approve the Plan, the Board of Directors may proceed to use the Plan and grant awards thereunder in conformity with Rule 16b-3.

             Shareholder  approval  is  required  to meet  the  requirements  of
Section 162(m) of the Internal Revenue Code, which disallows a tax deduction for compensation to an Executive Officer in excess of $1,000,000 unless such compensation is "performance based." Shareholder approval of the Plan is an important element in determining that Awards under the Plan are "performance based compensation" for purposes of Section 162(m). While it will be some time, if ever, before any Executive Officer's annual compensation, even including Awards under the Plan, will equal or exceed $1,000,000, the Board of Directors feels it appropriate to present the Plan to the Shareholders at this time. Approval of the Plan for tax purposes requires that a majority of the votes cast in person or by proxy at the Shareholders Meeting with respect to the Plan be cast in favor of the Plan. Approval of the Plan will not result directly in the grant of any Awards to Executive Officers, Directors, key employees or consultants of the Company.

             If the Shareholders decline to approve the Plan, the Board of Directors may proceed to use the Plan and grant awards thereunder pending the practical need to confront Section 162(m).

Certain Interests of Current Management and Directors

             In considering the recommendation of the Board of Directors with respect to the Plan, Shareholders should be aware that the members of the Board of Directors are all eligible to receive Awards under the Plan, and thus have a conflict of interest in connection with such proposal. There are no approvals or proposals now in place as to any awards to be made under the Plan.

             The Board of Directors believes that the Plan is in the best interests of the Company and its Shareholders, and therefore, unanimously recommends a vote FOR the Plan. In considering the foregoing recommendation of the Board of Directors, Shareholders should be aware that the current members of the Board of Directors directly or indirectly control approximately 20.1% of the Company's total common share votes.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE GOLF VENTURES LONG TERM EQUITY-BASED INCENTIVE PLAN. SHAREHOLDERS HOLDING VOTING RIGHTS TO IN EXCESS OF 27,000,000 COMMON SHARE VOTES, OR 51% OF THE TOTAL COMMON SHARE VOTES POSSIBLE AT THE SHAREHOLDERS MEETING, HAVE INDICATED TO MANAGEMENT THEIR INTENTION TO VOTE IN FAVOR OF THE PLAN.
                            OTHER BUSINESS

             Management does not know of any other business to be presented at the Meeting. However, if any other business is presented, it is the intention of the Proxies to vote according to their best judgment with respect to such other business.

             The Company's Annual Report to Shareholders is being sent to you together with this Proxy Statement/Information Statement. This report includes the Company's financial statements and the schedules thereto. Any questions regarding the Annual Report, including a request for the copy that may not have arrived with this Proxy Statement/Information Statement, may be directed to Jo Stanchina, Secretary, Golf Ventures, Inc., 255 South Orange Avenue, Orlando, Florida 32801.

                  DEADLINE FOR SHAREHOLDER PROPOSALS

             If any Shareholder wishes to present a proposal for action at the 1999 Shareholders Meeting, the Shareholder must comply with applicable Securities and Exchange Commission Regulations, including adequate notice to the Company, which means that any such proposal must be presented to the Company in writing on or before December 31, 1999. Any proposal must be submitted in writing by Certified Mail -- Return Receipt Requested, to Golf Ventures, Inc.,
Attention:  Secretary,  255 South Orange Avenue,  Suite 1515,  Orlando,  Florida
32801.


            INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

             The Company has sent to each Shareholder along with this Proxy Statement/Information Statement a copy of the Company's 1998 Annual Report to Shareholders. The major part of this Annual Report is the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, and a summary report concerning the results of the Company for the first six months of 1998. The Company hereby incorporates into this Proxy Statement/Information Statement its 1998 Annual Report to Shareholders.

                             APPENDIX "A"

        THE GOLF VENTURES EQUITY-BASED LONG TERM INCENTIVE PLAN

   SECTION            CONTENTS                                         PAGE
   -------            --------                                         ----
      1.              Purpose; Definitions                               1
      2.              Administration                                     4
      3.              Stock Subject to Plan                              5
      4.              Eligibility                                        6
      5.              Stock Options                                      6
      6.              Stock Appreciation Rights                         12
      7.              Restricted Stock                                  14
      8.              Long-Term Performance Awards                      16
      9.              Change-in-Control Provisions                      18
     10.              Amendments and Termination                        21
     11.              Unfunded Status of Plan                           21
     12.              General Provisions                                22
     13.              Effective Date of Plan                            22
     14.              Term of Plan                                      24
     15.              Indemnification of Committee                      24
     16.              Financing                                         25



Adopted by the Board of Directors on October 17, 1997 and approved by the Shareholders on _____________, 1998

             SECTION 1. Purpose; Relationship to Other Plans of the Company; Definitions.

             The name of this plan is the Golf Ventures,Inc. Long Term Equity-Based Incentive Plan (the "Plan").

             The purposes of the Plan are to promote the best interests of the Corporation and its Shareholders by strengthening the Corporation's ability to attract and retain skilled and competent managerial and technical employees and contractors, and to provide a means to encourage stock ownership and proprietary interest in the Corporation and its future success by executive and other officers, key consultants and contractors, and key employees upon all of whose judgment, initiative and efforts the financial success and growth of the Corporation largely depend, and to align the interests of such persons directly with the interests of the Shareholders of the Corporation. Specifically the Plan will enable key employees, directors and Eligible Independent Contractors (as hereinafter defined) of Golf Ventures, Inc. ("the Company") to (i) own shares of stock in the Company, (ii) participate in the shareholder value which has been created, (iii) have a mutuality of interest with other shareholders and (iv) enable the Company to attract, retain and motivate key employees, non-employee directors, and independent contractors of particular merit.

             It is intended that eligibility under this Plan be restricted to a select group of management or highly compensated employees as defined by the Employee Retirement Income Security Act of 1974. All provisions of this Plan shall be construed to effectuate such purposes.

             For the purposes of the Plan, the following terms shall be defined as set forth below:

             (i) "Board" means the Board of Directors of the Company.

             (ii) "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

             (iii) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

             (iv) "Committee" means the Administrative Committee referred to in Section 2 of the Plan. If at any time no Committee shall be duly elected and serving as a result of Board action or resignations of the Committee or otherwise, then the functions of the Committee specified in the Plan shall be exercised by the Board.

             (v) "Company" means Golf Ventures, Inc., a corporation organized under the laws of the State of Utah and its subsidiaries or any successor organization.

             (vi) "Disability" shall mean the inability or failure of a person to perform the functions of his/her employment for a period in excess of 90 days in any 365 day measurement period.

             (vii) "Disinterested Person" shall mean a Director of the Company meeting the requirements for a "disinterested person" set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

             (viii) "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company prior to normal retirement age under provisions of the Company's pension plan, if such a plan is in effect at the time; or pursuant to the Company's profit-sharing plan if no pension plan is then in effect; or retirement prior to age 65 if neither a pension plan nor a profit sharing plan are then in place.

             (ix) "Eligible Independent Contractor" means an independent contractor hired by the Company to provide consulting services on a regular basis for the Company at or after the time the Plan is initially approved by the shareholders.

             (x) "Fair Market Value" means, as of any given date, the last sale price of the Stock as furnished by the National Association of Securities Dealers Inc.'s Automated Quotation System on the day before, or, if either no such sale is reported by NASDAQ on such date or the Stock is not publicly traded on or as of such date, the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time.

             (xi) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

             (xii)              "Insider" means a Participant  who is subject to
                                the   requirements  of  the  Rules  (as  defined
                                below).

             (xiii) "Long-Term Performance Award" or "Long-Term Award" means an award made pursuant to Section 8 below that is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on Company, business unit and/or individual performance over a period of at least two years.

             (xiv) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

             (xv) "Normal Retirement" means retirement from active employment with the Company and any Affiliate (as defined in Section 9) pursuant to the normal retirement provisions of the Company's pension plan, if such a plan is in effect at the time; or pursuant to the Company's profit-sharing plan if no pension plan is then in effect; or retirement at or after age 65 if neither a pension plan nor a profit sharing plan are then in place.

             (xvi)              "Participant"  means an  employee,  non-employee
                                director of the Company, or an Eligible Independent Contractor to whom an Award is granted pursuant to the Plan.

             (xvii) "Restricted Stock" means an award of shares of Stock that is subject to restrictions pursuant to Section 7 below.

             (xviii) "Retirement" shall have the same meaning prescribed in Section (xv), above. The term shall contemplate either normal or early retirement.

             (xix)              "Rules" means the  regulations promulgated under
                                Section 16 of the Exchange Act.

             (xx) "Securities Broker" means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(m) hereof.

             (xxi)              "Stock" means the Common Stock of the Company.

             (xxii) "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 below, to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such porion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

             (xxiii) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.


             In   addition,    the   terms    "Change-in-Control,"    "Potential
Change-in-Control" and "Change-in-Control Price" shall have meanings set forth, respectively, in Sections 9(b), (c) and (d) below.

                  SECTION 2. Administration; Duty of Insiders.

             The Plan shall be administered by an Administrative Committee of not less than three Disinterested Persons, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board. In the absence of such a Committee, Awards may be made by the Board of Directors. References herein to "the Committee" shall be deemed to refer to the Board of Directors if the Board is the body making Awards under this Plan.

             The Committee shall have the authority to grant pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii)

Restricted Stock and/or (iv) Long-Term Performance Awards to key employees and officers of the Company; (i) Stock Options and/or (ii) Stock Appreciation Rights to Eligible Independent Contractors.

             In particular, the Committee shall have the authority:

             (i) to select the officers and other key employees of the Company to whom Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards may from time to time be granted hereunder and Eligible Independent Contractors to whom Stock Options and Stock Appreciation Rights may from time to time be granted hereunder;

             (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards, or any combination thereof, are to be granted hereunder;

             (iii)              to  determine  the  number  of  shares  of Stock
                                to  be  covered  by  each  such  award   granted
                                hereunder,

             (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder: including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

             (v) to determine whether and under what circumstances a Stock Option may be settled in cash or stock, including Restricted Stock under
                                Section 5(1);

             (vi) to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(m); and

             (vii) to determine whether, to what extent and under what circumstances Stock or cash distributable or payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant.

             The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

             All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants.

             It shall be a condition of participation in this Plan by an Insider that such Participant individually assume full responsibility to comply with all federal, state or other applicable securities laws in connection with their Awards and award exercise decisions under the Plan, and that such Insider retain competent counsel or other advisors to ensure compliance with all such applicable laws.


                      SECTION 3. Stock Subject to the Plan.

             (i) Stock Subject to Plan. Awards of Stock under the Plan shall be made from Stock which is either authorized and unissued or held in the treasury of the Company. The maximum number of shares of Stock authorized for issuance under the Plan with respect to the grant of awards while the Plan is in effect, subject to adjustment in accordance with paragraph 3(d) below, shall be up to 2,000,000 shares in the aggregate, or such other number of shares as are subsequently approved by the Company's Shareholders.

             (ii)               Computation  of Stock  Available  for  the Plan.
                                For the purpose of computing the total number of shares of Stock available for distribution at any time in each calendar year during which the Plan is in effect in connection with the exercise of options awarded under the Plan, there shall be debited against the total number of shares determined to be available pursuant to paragraphs (i), and (iii) of this Section 3 the maximum number of shares of Stock subject to issuance upon exercise of options or other stock based awards made under the Plan.

             (iii) Unused, Forfeited and Reacquired Shares. Any unused portion of the shares annually available for award shall be carried forward and shall be made available for Plan awards in succeeding calendar years. The shares related to the unexercised or undistributed portion of any terminated, expired or forfeited award for which no material benefit was received by a Participant (i.e. dividends) also shall be made available for distribution in connection with future awards under the Plan to the extent permitted to receive exemptive relief pursuant to the Rules.

             (iv) Other Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, and in the number and option price of shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock
                                Appreciation Right associated with any Stock Option.

           SECTION 4. Eligibility; Limit on Awards to Certain Persons.

             Officers of the Company, other key employees of the Company, and Eligible Independent Contractors, who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted awards under the Plan as determined in the sole discretion of the Committee.

             Section 162(m) of the Internal Revenue Code places a limit of $1 million on the tax-deductibility of compensation paid to individuals listed in the proxy statements of publicly held corporations. Compensation for the individual executives listed in company proxy statements which exceeds $1 million on an individual basis may not be tax-deductible unless it meets certain requirements with respect to being performance-based.

             To ensure that its executive compensation program is in full compliance with the provisions regarding performance-based compensation, the number of Awards (calculated as a number of Shares granted to an individual under the Plan may not exceed, in total over the life of that individual, 20% of the shares authorized and approved for grants under the Plan.


                            SECTION 5. Stock Options.

             Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan, consistent with the requirement of
Section 12(vi), below. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

             Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

             The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

             Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422A of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422A.

             In the discretion of the Committee, Non-Qualified Stock Options may be issued to an employee in consideration of the waiver of a portion of such Employee's salary, compensation or fees, with the spread between the exercise price of such Stock Options and the then Fair Market Value of the Stock subject to such Stock Options being equal to the salary, compensation or fees waived or such other terms and provisions as the Committee may in its discretion provide.

             Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

             (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at the time of grant for Incentive Stock Options and 85% of the Fair Market Value of the Stock at the time of grant for Non-Qualified Options; provided, however that Non-Qualified Options issued in exchange for options held by employees of an acquired company or a division or subsidiary thereof may, at the Committee's discretion, be issued at not less than 50% of the Fair Market Value of the Stock at the time of grant.

                                Any Incentive Stock Option granted to any optionee who, at the time the option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation, shall have an exercise price no less than 110% of Fair Market Value per share on date of the grant.

             (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the Option is granted. However, any option granted to any optionee who, at the time the option is granted owns more than 10% of the voting power of all classes of Stock of the Company or of a Parent or Subsidiary corporation may not have a term of more than five years. No option may be exercised by any person after expiration of the term of the option.

             (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, provided, however, that, except as provided in Section 5(vii) and Section 9, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable during the six months following the date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

                                No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(i).

             (iv)               Methods of Exercise.

                                (a) Stock Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept.

                                (b) As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted shares of Stock already owned by the optionee based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted.

                                     If payment of the option  exercise price of
                                     a  Non-Qualified  Stock  Option  is made in
                                     whole or in part in the form of  Restricted
                                     Stock,   such  Restricted  Stock  (and  any
                                     replacement  shares relating thereto) shall
                                     remain  (or be)  restricted  in  accordance
                                     with the original  terms of the  Restricted
                                     Stock award in question, and any additional
                                     Stock  received upon the exercise  shall be
                                     subject    to    the    same     forfeiture
                                     restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

                                     If payment of the Option  exercise price of
                                     a Non-Qualified  Option is made in whole or
                                     in part in the form of  unrestricted  stock
                                     already  owned  by  the  Participant,   the
                                     Company may require that the stock has been owned by the Participant for a period of time so that such payment would not result in a charge to the Company's earnings as a result of the exercise. Such provision may be used by the Company to prevent a pyramid exercise.

                                (c) On receipt of written notice to exercise, the Committee may, in its sole discretion, elect to cash out all or part of the portion of the option(s) to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair

                                     Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cash-out.

                                     In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the Spread Value of an exercised option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

                                (d) To the extent permitted under the applicable laws and regulations, at the request of the Participant, and with the
                                     consent  of  the  Committee,   the  Company
                                     agrees   to   cooperate   in  a   "cashless
                                     exercise"   of  an  Option.   The  cashless
                                     exercise   shall   be   effected   by   the
                                     Participant   delivering  to  a  Securities
                                     Broker  instructions  to sell a  sufficient
                                     number of  shares of Common  Stock to cover
                                     the   costs   and    expenses    associated
                                     therewith.

             (v) Withholding Taxes. The Company shall withhold the number of shares of Common Stock obtainable on the exercise of an Option which, when valued at Fair Market Value (determined as of the day preceding the date of exercise), is equivalent to the required withholding taxes due.

             (vi) Replacement Options. If an Option granted pursuant to the Plan may be exercised by an optionee by means of a stock-for-stock swap method of exercise as provided above, then the Committee may, in its sole discretion and at the time of the original option grant, authorize the Participant to automatically receive a replacement Option pursuant to this part of the Plan. This replacement option shall cover a number of shares determined by the Committee, but in no event more than the number of shares equal to the difference between the number of shares of the original option exercised and the net shares received by the Participant from such exercise. The exercise price of the replacement option shall equal the then current Fair Market Value, and with a term extending to the expiration date of the original Option.

                                The Committee shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement options if it determines the continuance of such grants to no longer be in the best interest of the Company.

             (vii) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

             (viii) Termination of Participant's Employment by Reason of Death. Subject to Section 5(xi), if an optionee's employment by the Company terminates by reason of death, any Stock Option then held by optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of five (5) years (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

             (ix) Termination of Participant's Employment by Reason of Disability. Subject to Section 5(xi), if an optionee's employment by the Company terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of five years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such five-year period (or such shorter period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

             (x) Termination of Participant's Employment by Reason of Retirement. Subject to Section 5(xi), if an optionee's employment by the Company terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of five years (or such shorter period as Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

             (xi) Other Terminations of Employment of a Participant. Unless otherwise determined by the Committee at or after grant, if an optionee's employment by the Company terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company without Cause to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant.

             (xii)              Special   Incentive  Stock  Option  Limitations.
                                To the extent required for "incentive stock option" status under Section 422A of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company (within the meaning of Section 425 of the Code) after 1986 shall not exceed $100,000.

                                To the extent (if any) permitted under Section 422A of the Code, if (i) a Participant's employment with the Company is terminated by reason of death, Disability or Retirement and
                                (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to this
                                Section 5(k), is greater than the portion of such option that is exercisable as an "incentive stock option" during such post-termination period under Section 422A, such post-termination period shall automatically be extended (but not beyond the original option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option. The Committee is also authorized to provide at grant for a similar extension of the post-termination exercise period in the event of a Change-in-Control.

                      SECTION 6. Stock Appreciation Rights.

             (i) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan, complying at all times with the requirement of
                                Section 12(vi), below. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an
                                Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.


                                A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

                                A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 6(ii), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

             (ii) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                                (a) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

                                (b) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                                (c) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section S(f) of the Plan.

                                (d) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                                (e) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

                                (f) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section 6, that such Stock Appreciation Right can be exercised only in the event of a Change-in-Control and/or a Potential Change-in-Control, subject to such terms and conditions as the Committee may specify at grant.

                                (g) The Committee, in its sole discretion, may also provide that, in the event of a Change-in-Control and/or a Potential Change-in-Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change-in-Control Price, subject to such terms and conditions as the Committee may specify at grant.

                          SECTION 7. Restricted Stock.

             (i) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan, complying at all times with the requirement of Section 12(vi), below. The Committee shall determine the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(ii)), the time or times within which such awards may be subject to vesting and/or forfeiture, and all other conditions of the awards.

                                The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

                                The provisions of Restricted Stock awards need not be the same with respect to each recipient.

             (ii) Awards and Certificates. The grantee of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                                (a) The purchase price for shares of Restricted Stock shall be equal to or less than their par value and may be zero.

                                (b) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under
                                     Section 7(ii)(a).

                                (c) Each Participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                                     "THE  TRANSFERABILITY  OF
                                     THIS  CERTIFICATE AND THE
                                     SHARES      OF      STOCK
                                     REPRESENTED   HEREBY  ARE
                                     SUBJECT  TO THE TERMS AND
                                     CONDITIONS     (INCLUDING
                                     FORFEITURE)  OF THE  GOLF
                                     VENTURES     LONG    TERM
                                     EQUITY-BASED    INCENTIVE
                                     PLAN  AND  AN   AGREEMENT
                                     ENTERED  INTO BETWEEN THE
                                     REGISTERED OWNER AND GOLF
                                     VENTURES,  INC. COPIES OF
                                     SUCH  PLAN AND  AGREEMENT
                                     ARE   ON   FILE   AT  THE
                                     OFFICES OF THE COMPANY".

                                (d) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted
                                     Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

             (iii) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this
                                Section 7 shall be subject to the following restrictions and conditions:

                                (a) Subject to the provisions of this Plan and the award Agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

                                (b) Except as provided in this paragraph (b) and Section 7(iii)(a), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a Shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be
                                     deferred   and,   if   the   Committee   so
                                     determines,    reinvested   in   additional
                                     Restricted Stock to the extent shares are available under Section 3.

                                (c) Subject to the applicable provisions of the award Agreement and this Section 7, upon termination of a Participant's employment with the Company for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant.

                                (d) In the event of hardship or other special circumstances of a Participant whose employment with the Company is involuntarily terminated (other than for Cause), the Committee may, in it sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

                                (e) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.


                    SECTION 8. Long Term Performance Awards.

             (i) Awards and Administration. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan, complying at all times with the requirement of
                                Section 12(vi), below. The Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Long Term Performance Award, which shall be at least two years (subject to
                                Section 9 below), and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance

                                Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Company, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and Participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria.

                                At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance period the range of dollar values or number of shares of Stock to be awarded to the Participant at the end of the performance Period if and to the extent that the relevant measure(s) of performance for such Long Term Performance Award is (are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

             (ii) Adjustment of Awards. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

             (iii) Termination of Employment. Subject to Section 9 below and unless otherwise provided in the applicable award agreement(s), if a Participant terminates employment with the Company during a Performance Period because of death, Disability or Retirement, such Participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period:

                                (a) based, to the extent relevant under the terms of the award, upon the Participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the applicable business unit(s) for the entire Performance Period, and

                                (b) prorated, where deemed appropriate by the Committee, for the portion of the Performance Period during which the Participant was employed by the Company, all as determined by the Committee, in its sole discretion.

                                However, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

                                Subject to Section 9 below, if a Participant terminates employment with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

             (iv) Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant Performance Period, all as the Committee shall determine at or after grant. If and to the extent a Long Term Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan.


                    SECTION 9. Change in Control Provisions.

             (i)                Impact of Event.  In the event of:

                                (a) a "Change in Control" as defined in Section 9(ii), unless otherwise determined by the Committee or the Board at or after grant, but prior to the occurrence of such Change in Control, or

                                (b) a "Potential Change in Control" as defined in Section 9(iii), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

                                (c) Any Stock Appreciation Rights outstanding for at least six months and any Stock
                                     Options   awarded   under   the   Plan  not
                                     previously exercisable and vested shall become fully vested and exercisable.

                                (d) The restrictions applicable to any Restricted Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested.

                                (e) The value of all outstanding Stock Options, Stock Appreciation Rights and Restricted Stock awards shall, unless otherwise determined by the Committee at or after grant, be cashed out on the basis of the "Change in Control Price" as defined in
                                     Section 9(iv) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

                                (f) Any outstanding Long Term Performance Awards shall be vested and paid out based on the prorated target results for the Performance Periods in question, unless the Committee provides at or after grant and prior to the Change in Control event, for a different payment.

             (ii) Definition of "Change in Control". For purposes of Section 9(i), a "Change in Control" means the happening of any of the following:

                                (a) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company or an Affiliate of the Company (as defined in Rule 12b-2 under the Securities Exchange Act) or any Company employee benefit plan (including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
                                     Act),  directly or indirectly of securities
                                     of the Company  representing  20 percent or
                                     more of the  combined  voting  power of the
                                     Company's   then   outstanding   securities
                                     without the consent of a majority of the Board;

                                (b) The occurrence of any transactions or event relating to the Company required to be described pursuant to the requirements of Item 5(f) of Schedule 13A of the Exchange Act;

                                (c) When, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company cease for any reason other than death to constitute at least a two-thirds majority thereof, provided, however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least two-thirds of the directors who were directors at the beginning of such period

                                     (either actually or by prior operation of this Section 9(b) (iii); or

                                (d) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company through purchase of assets, or by merger, or otherwise.

             (iii) Definition of Potential Change in Control. For purposes of Section 9(i), a "Potential Change in Control" means the happening of any one of the following:

                                (a) The entering into an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 9(ii); or

             (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group other than the Company or any Company employee benefit plan (including any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for the purposes of this Plan.

             (iv)               Change in Control  Price. For  purposes  of this
                                Section 9, "Change in Control Price" means the highest bid price per share paid in any transaction as furnished by NASDAQ or the highest price paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding sixty day period as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options.

             (v) Compliance with Section 280G. No payment shall be made under this Section 9 which, when aggregated with other payments made to the employee, would, as determined by such person(s) as the Committee shall irrevocably designate at or prior to a Change in Control or Potential Change in Control, result in an excess parachute payment for which the Company, would not receive a Federal income tax deduction by reason of
                                Section 280G of the Code.

                     SECTION 10. Amendments and Termination.

             The Board may amend, alter, or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or Participant under a Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award theretofore granted, without the optionee's or Participant's consent, or which, without the approval of the Company's stockholders, would:

             (i) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

             (ii) decrease the option price of (i) any Stock Option to less than 100% of the Fair Market Value on the date of grant, or (ii) change the pricing terms of Section 9(i);

             (iii) change the employees or class of employees eligible to participate in the Plan, or

             (iv) extend the maximum option period under Section 5(ii) of the Plan.

             The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to
Section 3 above, no such amendment shall impair the rights of any Award holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

             Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.


                      SECTION 11. Unfunded Status of Plan.

             The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.


                         SECTION 12. General Provisions.

             (i) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee or Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                                All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

             (ii) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

             (iii) The adoption of the Plan shall not confer upon any Participant any right to continued employment with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees, directors, or independent contractors at any time.

             (iv) No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant who is an officer or key employee of the Company, shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations will be settled with Stock that is part of the award that gives rise to the withholding requirement. If the particular Award is not payable in Stock, the obligations of the Company under the Plan shall be conditional on such withholding tax payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

             (v) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee specify at the time of grant.

             (vi) Any grant made under this Plan shall be represented by a WRITTEN AGREEMENT between the Company and the Participant receiving the grant setting forth the material terms of the grant, and incorporating the terms of this Plan (specifically as well as generally by reference) into each such Agreement.

             (vii) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

             (viii) In the event any Section or paragraph in this Plan or any Agreement or writing relating to the Plan is found to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan and the Plan shall be construed and enforced as if such illegal and invalid provision had never been set forth in the Plan; provided, that the Committee may conclude that the purposes of the Plan have been materially frustrated by such a finding, and may thereupon terminate the Plan.

             (ix) Where applicable, the masculine includes feminine and neuter and vice versa. Where applicable, the singular includes the plural and vice versa. Where a word or phrase is defined in one place in the Plan and appears in capitalized form in another paragraph of the Plan, such word or phrase shall have the meaning first set forth unless the context clearly requires otherwise. A word or phrase in noncapitalized form shall retain its plain meaning taken in the context in which it appears, regardless of whether said word or phrase is defined in the Plan.

             (x) The headings are for reference only. In the event of a conflict between a heading and the content of an Article or paragraph, the content of the Article or paragraph shall control.

             (xi) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.


                       SECTION 13. Effective Date of Plan.

             The Plan, as amended and restated, shall be effective on the date it is approved by the Company's Executive Committee or Board of Directors, subject to a condition subsequent that the Shareholders of the Company also approve the Plan, as amended and restated, at a meeting duly noticed and called for that purpose by the vote of holders of a majority of the total outstanding Stock within 12 months of such date.

                            SECTION 14. Term of Plan.

             No Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.


                    SECTION 15. Indemnification of Committee

             In addition to such other rights of indemnification as they may have as Directors of the Company, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Incentive Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties; such indemnification shall result provided that within sixty (60) days after institution of any above action, suit or proceeding, a member of such Committee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. Notwithstanding anything herein to the contrary, a condition of such indemnification shall be the cooperation of the Committee member with the Company in the defense of any such action, suit or proceeding.


                              SECTION 16. Financing

             The Committee may arrange for and offer loans to a Participant under the Plan to pay for the exercise of any Stock Option or other Award if applicable, provided that no Participant shall have a right or entitlement to such a loan, and loans may be determined on a basis of individual selection in the sole and absolute discretion of the Committee governed at all times by Regulation G or successor provisions of the Federal Reserve Board. This provision shall not be construed to require that loans be made available to any Participant at any time by the Company.




             IN WITNESS WHEREOF, verifying that the required approvals of the shareholders and the Directors have been obtained for the foregoing Plan as of the th day of November, 1997.



                                       /s/ Warren Stanchina
                                       ------------------------------------
                                       Chairman and Chief Executive Officer

                               Golf Ventures, Inc.
                               a Utah Corporation

                          ACTION BY WRITTEN CONSENT OF
                              CERTAIN SHAREHOLDERS

                                  June 9, 1998

      Pursuant to the authority granted in Section 16-10a-704 of the Revised Utah Business Corporation Act, the undersigned shareholders of Golf Ventures, Inc. ("the Company") do take, adopt, approve and ratify the following actions by our written consent, based on our beneficial ownership of in excess of a majority of all issued and outstanding voting securities of the Company, measured at all relevant dates.


      WHEREAS there are a total of 10,068,538 shares of Common Stock issued and outstanding as of the date hereof, of which the undersigned (7,966,147 shares of Common Stock) constitute, in the aggregate, the legal and beneficial owners of in excess of 79% of such shares of Common Stock; and

      WHEREAS there are a total of 6,672,578 shares of Series D Preferred Stock issued and outstanding as of the date hereof, of which the undersigned (4,549,988 shares) constitute, in the aggregate, the legal and beneficial owners of in excess of 68% of the outstanding Series D shares; and

      WHEREAS there are a total of 36,758,850 common share votes able to be cast at a meeting of the Shareholders of the Company by the holders of the outstanding Common Stock and the outstanding Series D Preferred Stock as of the date hereof, and the undersigned constitute, in the aggregate, the legal and beneficial owners of 26,166,099 common share votes, or in excess of 71% of all such possible common share votes; and

      WHEREAS all of the Series B and Series C Preferred Stock ever issued by the Company has been redeemed or converted into Common Stock; and

      WHEREAS the Series A Preferred Stock is nonvoting stock, not entitled to vote under Utah law, and its rights to convert into Common Stock expired at March 1, 1998; and

      WHEREAS legal counsel to the Company has advised that the Series A, Series B, Series C and Series D Preferred Stock of the Company may not have been legally or validly issued, and that any and all common stock heretofore issued in conversion of any of such Preferred Stock also may not have been legally or validly issued; and WHEREAS on December 28, 1992, as noted in the minutes of a shareholders meeting held on that date, the following actions were noted and taken:

               (1) the Company had 5,046,540 shares of Common Stock issued and outstanding, and no preferred stock; and

               (2) the Company's Shareholders effected as of that date a 1 for 10 reverse split of all outstanding shares, resulting in 504,654 shares of Common Stock issued and outstanding; and

               (3) the Company's Shareholders approved the issue of 3,273,728 shares of new Common Stock (on a post reverse split basis) to Leasing Technology, Inc. as partial consideration for title to the Red Hawk, Cotton Acres and Cotton Manor projects in Southern Utah; and

               (4) the Company's Shareholders approved the change of the Company's name to Golf Ventures, Inc.

      WHEREAS on December 31, 1992, the Board of Directors of the Company issued 3,273,728 shares of Common Stock to Leasing Technology, Inc. and also authorized an offering of 350,000 shares of Series A Preferred Stock at $5.00 per share; and

      WHEREAS Leasing Technology, Inc. later changed its name to American Resources and Development Company, Inc. ("ARDCO"); and

      WHEREAS on December 31, 1992 ARDCO and Olympus Investment Corp. were the legal and beneficial owner of in excess of 80% of the total issued and outstanding voting securities of the Company; and

      WHEREAS ARDCO and Olympus Investment Corp. continued to beneficially own in excess of 50% of the outstanding Common Stock of the Company and in excess of 50% of the common share votes of the Company during the period of time in which the Company's Board of Directors designated and caused to be issued the Series B and Series C Preferred Stocks; and

      WHEREAS ARDCO, Olympus Investment Corp. and Banque SCS Alliance SA, in the aggregate, were the beneficial owners of in excess of 50% of the Common Stock of the Company and in excess of 50% of the possible common share votes of the Company at the time the Board of Directors designated and caused to be issued the Series D Preferred Stock; and

      WHEREAS assuming the recusal of all currently outstanding shares of Series D Preferred Stock and all shares of Common Stock issued in conversion of any shares of the Series A or Series B Preferred Stock prior to the date hereof, the undersigned shareholders were, in the aggregate, the legal and beneficial owners of in excess of 70% of all then possible common share votes; and

      WHEREAS class voting is not permitted or required for the Shareholder actions taken hereby,

      SERIES A PREFERRED STOCK

      BE IT THEREFORE RESOLVED that all currently issued and outstanding shares of Series A Preferred Stock are hereby ratified and validated,.

      COMMON STOCK ISSUED IN CONVERSION OF SERIES A PREFERRED STOCK

      All Common Stock previously issued in conversion of Series A Preferred Stock will be exchanged for, and the Corporation shall issue, new shares of Common Stock in the same names and same denominations.

      SERIES B PREFERRED STOCK

      BE IT THEREFORE RESOLVED all shares of Series B Preferred Stock are hereby ratified and validated, and that all currently issued and outstanding shares of Common Stock previously issued in conversion of Series B Preferred Stock is hereby ratified and validated, with no further action by the holders thereof.

      COMMON STOCK ISSUED IN CONVERSION OF SERIES B PREFERRED STOCK

      All Common Stock previously issued in conversion of Series B Preferred Stock will be exchanged for, and the Corporation shall issue, new shares of Common Stock in the same names and same denominations.

      SERIES C PREFERRED STOCK

      BE IT THEREFORE RESOLVED that all shares of Series C Preferred Stock are hereby ratified and validated.

      SERIES D PREFERRED STOCK

      BE IT THEREFORE RESOLVED that all currently issued and outstanding shares of Series D Preferred Stock are hereby ratified and validated, and that certificates representing four (4) shares of validly and legally issued Common Stock shall be issued in exchange for certificates representing the currently issued and outstanding Series D Preferred Stock.

      INCREASE IN AUTHORIZED COMMON STOCK, CREATION OF SERIES A PREFERRED STOCK, AND CREATION OF "BLANK CHECK" PREFERRED STOCK AUTHORITY

      BE IT FURTHER RESOLVED that the Articles of Incorporation of the Company be and they are hereby amended to read as follows:

                                   "ARTICLE IV
                                 CAPITALIZATION

      (a) The aggregate number of shares which this corporation shall have authority to issue is ONE HUNDRED MILLION (100,000,000) shares of $0.001 par value Common Stock and TEN MILLION (10,000,000) shares of $0.001 par value Preferred Stock.

      (b) The Board of Directors by resolution duly adopted may designate and provide for one or more series of Preferred Stock, each series having such conversion rights, dividends and preferences as may be provided by designation of the Board of Directors. Any such action by the Board of Directors designating a series of Preferred Stock shall be filed with the Division of Corporations and shall not be effective prior to such filing."


      CHANGE OF NAME OF THE COMPANY

      BE IT FURTHER RESOLVED that the Articles of Incorporation of the Company be and they are hereby amended to read as follows:

                                   "ARTICLE I
                                 CORPORATE NAME"

               "The name of this Corporation is Golf Communities of America, Inc."

      BE IT FURTHER RESOLVED that, at the effective time provided below, the officers of the Company be and they are hereby authorized and directed to prepare, execute and file articles of amendment, in the form and substance attached hereto, with the State of Utah, to effect the changes to the Company's Articles of Incorporation approved herein.

     BE IT FURTHER RESOLVED that the effective date of these Actions by Written Consent is 20 days from the date on which the subject matter of these actions has been communicated in writing to the Shareholders generally as required by Section14(c) of the Securities Exchange Act of 1934.


      Date:  June 9, 1998

AMERICAN RESOURCES AND DEVELOPMENT COMPANY, INC.  (367,746 common)

By:  /s/ Karl Badger
   ------------------------
Its: Authorized Officer


OLYMPUS INVESTMENT CORP.  (45,587 common)

By:  /s/ Camille Froideaux
   --------------------------
Its: Authorized Officer

BANQUE SCS ALLIANCE SA  (3,715,244 common)

By:  /s/ G. Guyon Krug
   ---------------------
Its: Authorized Officer


MILTEX INDUSTRIES (404,857 common)

By:  /s/ Camille Froideaux
   ------------------------
Its: Authorized Officer


MARICOPA HARDY DEVELOPMENT GROUP, INC.  (3,432,713 common)

By:  /s/ Robert Paul Hardy
   -------------------------
Its: Authorized Officer


/s/ Michael Wiedemann                         /s/ Hermann Flachsmann
------------------------------------          ---------------------------------
Dr. Michael Wiedemann  (614,470 "D")          Hermann Flachsmann  (659,195 "D")


/s/ Wolfgang Duren                            /s/ Nico Kummer
------------------------------------------    --------------------------
Wolfgang Duren,                               Nico Kummer  (336,609 "D")
personally and as trustee  (1,969,709 "D")


Double Eagle Properties, Ltd.  (1,306,614 "D")

By: /s/  Warren Stanchina                      /s/ Thomas Rimbach
   ----------------------                      -----------------------------
Its:  Authorized Officer                       Thomas Rimbach  (512,433 "D")

                               Golf Ventures, Inc.
                                255 Orange Avenue
                                Orlando, Florida

                                    P R O X Y

           This Proxy Is Solicited on Behalf of the Board of Directors

             The undersigned hereby appoints Warren Stanchina and Wolfgang Duren, and each of them, with full power of substitution, to vote as designated below, all shares of Golf Ventures, Inc. common or preferred stock owned of record by the undersigned at the 1998 Shareholders Meeting of Golf Ventures, Inc. to be held on September 8, 1998 at 10:00 A.M. (Eastern Time) at The Club at Pelican Street located at 5840 Strand Blvd., Naples, Florida 34110, or at any adjournment thereof, on all matters that may properly come before the
Shareholders Meeting. (Each Shareholder of Record should have received a Proxy Statement/Information Statement with this Proxy Designation and Instruction Card describing the proposals for shareholder action at the Meeting.)

IN THE ABSENCE OF DIRECTIONS TO THE CONTRARY, THE DESIGNATED PROXIES WILL VOTE FOR EACH OF THE FOUR PROPOSALS FOR SHAREHOLDER ACTION.
                                                      For  Against  Abstain

 1.  On the proposal to elect Warren Stanchina
     as a Director of the Company                     |_|    |_|     |_|

     On the proposal to elect Wolfgang Duren
     as a Director of the Company                     |_|    |_|     |_|

     On the proposal to elect Mary Lynn Stanchina
     as a Director of the Company                     |_|    |_|     |_|


 2.  On the proposal to approve the Golf Ventures
     Long Term Equity-Based Incentive Plan            |_|    |_|     |_|

DATE OF
THIS PROXY :___________________, 1998    THIS PROXY  DESIGNATION AND INSTRUCTION
                                         MAY BE REVOKED BY A MORE RECENTLY DATED
                                         PROXY  DESIGNATION AND INSTRUCTION,  0R
                                         BY WRITTEN  NOTICE  TO THE SECRETARY OF
                                         GOLF VENTURES, INC. PRIOR TO THE ANNUAL
                                         MEETING, OR BY APPEARING AT THE SPECIAL
                                         MEETING AND VOTING IN PERSON
---------------------------------
Signature

---------------------------------
Print Name

---------------------------------
Joint Tenant (if any)

---------------------------------
Print Name

            (When signing as a Trustee, Executor Corporate Office, or General Partner, please give full title on the "joint tenant" line.)